June 27, 2006

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:  Boston Advisors Trust (the “Trust”)
        File Nos. 333-90049, 811-09675

To Whom It May Concern:

This submission is being made solely to obtain series and class identifiers for Funds and Classes of the Trust that were in existence prior to February 6, 2006. Application for series and class identifiers was not made prior to February 6, 2006, because the Trust anticipated deregistering prior to that date.

Please do not hesitate to contact the undersigned at (617) 348-3131 if you have any questions regarding this submission.

Yours truly,

/s/ Tanya Kerrigan

Tanya Kerrigan

Cc: Ruth Sanders, Senior Special Counsel, Division of Investment Management